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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                Current Report
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                     December 23, 1998 (December 3, 1998)



                          ORTEC INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)




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          Delaware                                            0-27368                       11-3068704
          (State or other jurisdiction of                     (Commission                   (I.R.S. Employer
          incorporation or organization)                      File Number)                  Identification No.)



         3960 Broadway
         New York, New York                                                                 10032
         (Address of principal executive offices)                                           (Zip Code)
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Registrant's telephone number, including area code:(212) 740-6999
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                          ORTEC INTERNATIONAL, INC.
                              INDEX TO FORM 8-K
              FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              DECEMBER 23, 1998


                              ITEMS IN FORM 8-K

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Facing page

Item 5.           Other Events                                            3

Item 7.           Financial Statements and Exhibits                       4

Signatures                                                                5

Exhibit Index
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ITEM 5.           OTHER EVENTS.

         Ortec International, Inc. (the "Company") had outstanding 1,200,000 publicly traded Class B Warrants (the "Class B Warrants"), each Class B Warrant entitling the holder thereof to purchase one (1) share of Common Stock of the Company at an exercise price of $15.00 per share. The Class B Warrants were scheduled to expire, pursuant to their original terms, on January 18, 1999. Prior to December 3, 1998, approximately 12,400 of the Class B Warrants had already been exercised.

         On December 3, 1998, the Board of Directors of the Company extended the term of the remaining outstanding Class B Warrants so that the Class B Warrants will expire at 5:00 p.m., Eastern Standard Time, on May 28, 1999. The Board took such action because it believed, in the event the Company were to achieve certain scheduled milestones, the trading price of the Company's Common Stock may rise sufficiently to allow for the exercise of the Class B Warrants, providing the Company with additional capital of up to approximately $17.8 million (provided all the outstanding Class B Warrants were exercised).

         Other then the extension of the expiration date, the directors did not change the exercise price, the redemption provisions or any other provisions of the Class B Warrants.

         Statements in this Current Report on Form 8-K which express the "belief", "anticipation" or "expectation", as well as other statements which are not historical fact, and statements as to future exercise of warrants insofar as they may apply prospectively, are forward-looking statements within the meaning and pursuant to the Safe Harbor provisions of the Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Actual results may differ significantly from the results discussed in this Current Report on Form 8-K or in other forward-looking statements presented by management. Factors that might cause such a difference include, but are not limited to, development by the Company's competitors of new technologies or products that are more effective than the Company's, risks of failure of clinical trials, dependence on and retention of key personnel, protection of proprietary technology, compliance with U.S. Food and Drug Administration regulations, continued availability of raw material for the Company's products, availability of product liability insurance in the event of commercialization of the Company's products, ability to effect transition from pilot-scale manufacturing to large-scale commercial production of products, uncertainty as to the availability of additional capital on acceptable terms, if at all, and the demand for the Company's products, if and when commercially available.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (C)  EXHIBITS.


EXHIBIT
NUMBER            DESCRIPTION

4.1               Form of Warrant Agreement for the Class B Warrants *

4.2 Form of Certificate for the Class B Warrants filed as Exhibit B to Exhibit 4.1 *

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*                 Filed as an exhibit to the Company's Amendment No. 1 to
                  its Registration Statement on Form SB-2 as filed with the Commission on November 15, 1995 (Registration No. 33-96090) and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 23, 1998              ORTEC INTERNATIONAL, INC.



                                       By:/s/ Steven Katz
                                          -------------------------------------
                                          Dr. Steven Katz
                                          President

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION

4.1               Form of Warrant Agreement for the Class B Warrants *

4.2 Form of Certificate for the Class B Warrants filed as Exhibit B to Exhibit 4.1 *

------------------------

* Filed as an exhibit to the Company's Amendment No. 1 to its Registration Statement on Form SB-2 as filed with the Commission on November 15, 1995 (Registration No. 33-96090) and incorporated herein by reference.

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